Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    12/16/98 02:19 pm
  Investor Reporting System  v2.7     Monthly Statement         11/98 Activity
  ----------------------------------------------------------------------------
   Principal Receivables               FCARC               Investor
                                       ------------------- -------------------
    Beginning Principal Receivables    $1,758,506,866.95   $4,510,000,000.00
     Current Floating Allocation Pct.        28.05304204%        71.94695796%

    Total Adj. Principal Collections     $870,002,578.39   $2,231,274,555.89

    Principal Default Amounts                 $25,179.10          $64,576.25
     As a Percentage of Collections           0.00289414%         0.00289414%

    Monthly Principal Amortized                                        $0.00

    Ending Principal Receivables       $2,003,764,425.73   $4,510,000,000.00
     New Floating Allocation Pct.            30.76200327%        69.23799673%

   Interest Collections                FCARC               Investor
                                       ------------------- -------------------
    Total Interest Collections            $14,690,168.09      $37,675,518.49
  -----------------------------------------------------------------------------

   Early Amortization Triggered?                           Yes              No
                                                           ---              --
    1.  Breach of covenants or agreements made in the                       x
        PSA and uncured for 45 days
    2.  Breach of any representation or warranty made                       x
        in the PSA and uncured for 60 days
    3.  Bankruptcy, insolvency or receivership of FMCC,                     x
        FCARC, or Ford
    4.  FCARC is an investment company within the                           x
        meaning of the ICA of 1940
    5.  Failure of FCARC to convey Receivables pursuant                     x
        to the PSA
    6.  Available Subordinated Amount has been reduced                      x
        to less than the Required Subordinated Amount
    7.  Servicer Default has occurred                                       x
    8.  Average monthly payment rate for past three                         x
        periods is less than 20%
    9.  Used vehicle percentage exceeds 10% for two                         x
        collection periods
   10.  Interest rate swap is terminated in accordance                      x
        with its terms
   11.  Outstanding principal amount of the certificates                    x
        is not repaid by the expected payment date
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    12/16/98 02:19 pm
  Investor Reporting System  v2.7     Monthly Statement         11/98 Activity
  ----------------------------------------------------------------------------
   Principal Receivables                                   Trust Total
                                                           -------------------
    Beginning Principal Receivables                        $6,268,506,866.95
     Current Floating Allocation Percentage                     100.00000000%

    Total Adjusted Principal Collections                   $3,101,277,134.28
     Payment Rate                                                      49.47%
     Principal Collections                                 $2,775,416,085.68
     Principal Collection Adjustments                        $323,535,663.90
     Principal Collections for Status Dealer Accounts          $2,325,384.70

    Principal Default Amounts                                     $89,755.35
     As a Percentage of Collections                               0.00289414%

    Aggregate New Principal Receivables                    $3,346,624,448.41

    Ending Principal Receivables                           $6,513,764,425.73
     New Floating Allocation Percentage                         100.00000000%

   Interest Collections                                    Trust Total
                                                           -------------------
    Total Interest Collections                                $52,365,686.58
     Interest Collections                                     $52,311,138.60
     Interest Collections for Status Dealer Accounts              $54,156.53
     Recoveries on Receivables Written Off                           $391.45

    Monthly Yield                                                      10.02%

    Used Vehicle Principal Receivables Balance               $107,440,562.24
                                                                         1.65%

   Status Dealer Accounts                                  Trust Total
                                                           -------------------
    Beginning Balance                                          $6,503,187.27
     Principal Collections                                     $2,325,384.70
     Principal Write Offs                                         $89,755.35
     Interest Collections                                         $54,156.53
    Ending Balance                                             $4,088,047.22

   Subordination and Participation                         Trust Total
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
     Overconcentration Amount                                          $0.00
     Installment Amount                                                $0.00
     Other Ineligible Amounts                                          $0.00
    Available Subordinated Amount                            $501,111,111.11
    Required Subordinated Amount                             $501,111,111.11

    Required Participation  4.00%                            $180,400,000.00
    Required Participation and Subordinated Amount           $681,511,111.11
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    12/16/98 02:19 pm
  Investor Reporting System  v2.7     Monthly Statement         11/98 Activity
  ----------------------------------------------------------------------------
    Current Participation Amount                           $2,003,764,425.73
     Current Participation Percentage                                 294.02%
    Current Participation Shortfall                                    $0.00

    Available Seller Collections                             $884,692,746.48
    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00
    Available Seller Collections to FCARC                    $884,692,746.48
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    12/16/98 02:19 pm
  Investor Reporting System  v2.7     Monthly Statement         11/98 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1994-1
                                                           -------------------
    Certificates                                           $1,000,000,000.00
     Current Floating Allocation Percentage                      15.95276230%

    Total Adjusted Principal collections                     $494,739,369.38
    Principal Default Amounts                                     $14,318.46
    Total Interest Collections                                 $8,353,773.50

   Source and Use of Funds                                 1994-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $8,353,773.50
     Investment and Net Swap Proceeds                             $33,076.11
     Reserve Fund Balance                                      $3,500,000.00
    Total Investor Collections and Reserve Fund               $11,886,849.61

     Certificates Outstanding                              $1,000,000,000.00
     Certificate Rate                                                 5.5177%
     Days in Interest Period                                              29
    Current Interest Due                                       $4,444,781.67
    Net Trust Swap Receipts not req. to be paid                  $114,920.56
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $4,329,861.11
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $833,333.33
    Servicing Fees Paid                                          $833,333.33
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                           $14,318.46
    Current Investor Default Amount Paid                          $14,318.46
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $3,209,336.71

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    12/16/98 02:19 pm
  Investor Reporting System  v2.7     Monthly Statement         11/98 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1994-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $111,111,111.11
    Required Subordinated Amount                             $111,111,111.11

    Required Participation  4.00%                             $40,000,000.00
    Required Participation and Subordinated Amount           $151,111,111.11

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,500,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $9,218,750.00
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $130,618.34
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1994-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    12/16/98 02:19 pm
  Investor Reporting System  v2.7     Monthly Statement         11/98 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1995-1
                                                           -------------------
    Certificates                                           $1,000,000,000.00
     Current Floating Allocation Percentage                      15.95276230%

    Total Adjusted Principal collections                     $494,739,369.38
    Principal Default Amounts                                     $14,318.46
    Total Interest Collections                                 $8,353,773.50

   Source and Use of Funds                                 1995-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $8,353,773.50
     Investment and Net Swap Proceeds                             $69,835.24
     Reserve Fund Balance                                      $3,500,000.00
    Total Investor Collections and Reserve Fund               $11,923,608.74

     Certificates Outstanding                              $1,000,000,000.00
     Certificate Rate                                                 6.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $5,416,666.67
    Net Trust Swap Receipts not req. to be paid                $1,086,805.56
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $4,329,861.11
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $833,333.33
    Servicing Fees Paid                                          $833,333.33
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                           $14,318.46
    Current Investor Default Amount Paid                          $14,318.46
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $3,246,095.84

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    12/16/98 02:19 pm
  Investor Reporting System  v2.7     Monthly Statement         11/98 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1995-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $111,111,111.11
    Required Subordinated Amount                             $111,111,111.11

    Required Participation  4.00%                             $40,000,000.00
    Required Participation and Subordinated Amount           $151,111,111.11

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,500,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $18,539,930.55
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid           $3,126,736.13
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1995-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    12/16/98 02:19 pm
  Investor Reporting System  v2.7     Monthly Statement         11/98 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-1
                                                           -------------------
    Certificates                                             $800,000,000.00
     Current Floating Allocation Percentage                      12.76220984%

    Total Adjusted Principal collections                     $395,791,495.50
    Principal Default Amounts                                     $11,454.77
    Total Interest Collections                                 $6,683,018.80

   Source and Use of Funds                                 1996-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $6,683,018.80
     Investment and Net Swap Proceeds                             $54,409.18
     Reserve Fund Balance                                      $2,800,000.00
    Total Investor Collections and Reserve Fund                $9,537,427.98

     Certificates Outstanding                                $800,000,000.00
     Certificate Rate                                                 5.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $3,666,666.67
    Net Trust Swap Receipts not req. to be paid                  $202,777.78
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,463,888.89
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $666,666.67
    Servicing Fees Paid                                          $666,666.67
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,800,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                           $11,454.77
    Current Investor Default Amount Paid                          $11,454.77
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,595,417.65

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    12/16/98 02:19 pm
  Investor Reporting System  v2.7     Monthly Statement         11/98 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $88,888,888.89
    Required Subordinated Amount                              $88,888,888.89

    Required Participation  4.00%                             $32,000,000.00
    Required Participation and Subordinated Amount           $120,888,888.89

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,800,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $14,462,500.01
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $204,166.67
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    12/16/98 02:19 pm
  Investor Reporting System  v2.7     Monthly Statement         11/98 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-2
                                                           -------------------
    Certificates                                             $960,000,000.00
     Current Floating Allocation Percentage                      15.31465180%

    Total Adjusted Principal collections                     $474,949,794.60
    Principal Default Amounts                                     $13,745.72
    Total Interest Collections                                 $8,019,622.56

   Source and Use of Funds                                 1996-2
                                                           -------------------
     Investor Interest Funding Account Balance                 $8,019,622.56
     Investment and Net Swap Proceeds                             $13,249.37
     Reserve Fund Balance                                      $3,360,000.00
    Total Investor Collections and Reserve Fund               $11,392,871.93

     Certificates Outstanding                                $960,000,000.00
     Certificate Rate                                                 5.5323%
     Days in Interest Period                                              29
    Current Interest Due                                       $4,278,342.93
    Net Trust Swap Receipts not req. to be paid                  $121,676.26
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $4,156,666.67
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $800,000.00
    Servicing Fees Paid                                          $800,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,360,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                           $13,745.72
    Current Investor Default Amount Paid                          $13,745.72
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $3,062,459.54

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    12/16/98 02:19 pm
  Investor Reporting System  v2.7     Monthly Statement         11/98 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-2
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $106,666,666.67
    Required Subordinated Amount                             $106,666,666.67

    Required Participation  4.00%                             $38,400,000.00
    Required Participation and Subordinated Amount           $145,066,666.67

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,360,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $4,156,666.67
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $121,676.26
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-2
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    12/16/98 02:19 pm
  Investor Reporting System  v2.7     Monthly Statement         11/98 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1997-1
                                                           -------------------
    Certificates                                             $750,000,000.00
     Current Floating Allocation Percentage                      11.96457172%

    Total Adjusted Principal collections                     $371,054,527.03
    Principal Default Amounts                                     $10,738.84
    Total Interest Collections                                 $6,265,330.13

   Source and Use of Funds                                 1997-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $6,265,330.13
     Investment and Net Swap Proceeds                             $24,645.41
     Reserve Fund Balance                                      $2,625,000.00
    Total Investor Collections and Reserve Fund                $8,914,975.54

     Certificates Outstanding                                $750,000,000.00
     Certificate Rate                                                 5.4377%
     Days in Interest Period                                              29
    Current Interest Due                                       $3,285,252.92
    Net Trust Swap Receipts not req. to be paid                   $37,857.09
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,247,395.83
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $625,000.00
    Servicing Fees Paid                                          $625,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,625,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                           $10,738.84
    Current Investor Default Amount Paid                          $10,738.84
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,406,840.87

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    12/16/98 02:19 pm
  Investor Reporting System  v2.7     Monthly Statement         11/98 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1997-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $83,333,333.33
    Required Subordinated Amount                              $83,333,333.33

    Required Participation  4.00%                             $30,000,000.00
    Required Participation and Subordinated Amount           $113,333,333.33

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,625,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $6,872,502.50
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid              $37,857.09
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1997-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000